UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2008

Central Index Key Number of depositor: 0000819975, 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer into the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

CHASE BANK USA, NATIONAL ASSOCIATION

White Clay Center Building 200, Route 273, Newark, Delaware 19711

(Commission File Number 333-131327)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On July 23, 2008, Skadden, Arps, Slate, Meagher & Flom LLP delivered its tax opinion with respect to the issuance and sale of $400,000,000 of Class A(2008-11) CHASEseries Notes, to be issued by the Chase Issuance Trust.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(8.1)	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: July 23, 2008